SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) May 27, 1999



                           BROWN GROUP, INC.
        (Exact name of registrant as specified in its charter)



                               New York
    (State or other jurisdiction of incorporation or organization)


    1-2191                                    43-0197190
(Commission File Number)          (IRS Employer Identification Number)


          8300 Maryland Avenue
          St. Louis, Missouri                       63105
(Address of principal executive offices)          (Zip Code)



                            (314) 854-4000
         (Registrant's telephone number, including area code)




                            NOT APPLICABLE
 (Former name, former address and former fiscal year, if changed since last report)



                           Page 1 of 4 Pages



Item 5. Other Events

        On May 27, 1999, the shareholders of Brown Group, Inc. approved a change in the company's name to Brown Shoe Company, Inc. The company's shares will begin trading under the BWS symbol on the New York and Chicago Stock Exchanges beginning Friday, May 28, 1999.

        Attached as an exhibit to this report is a copy of a press release issued on May 27, 1999, which press release is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Information and Exhibits

        Exhibit No.     Description of Exhibit

        99.1            Press release dated May 27, 1999



                            SIGNATURE

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BROWN GROUP, INC.
                                  (Registrant)



                            By   /s/ Harry E. Rich
                            ---------------------------------
                            Executive Vice President and
                            Chief Financial Officer


Date: May 27, 1999

                                                     EXHIBIT 99.1


                      FOR IMMEDIATE RELEASE

BROWN GROUP SHAREHOLDERS APPROVE NAME CHANGE TO BROWN SHOE; STOCK

                     TO TRADE AS BWS (NYSE)



ST. LOUIS, MISSOURI, May 27, 1999 . . . Shareholders of Brown

Group, Inc. (NYSE:  BG) at today's Annual Meeting approved a change in the company's name to Brown Shoe Company, Inc.  The company's shares will begin trading under the BWS symbol on the

New York and Chicago Stock Exchanges beginning Friday, May 28,

1999.



"The change of our name to Brown Shoe Company is a visible sign to all our constituents that we are committed to building our business in the footwear industry," commented Ronald A. Fromm,

Chairman of the Board, President and Chief Executive Officer.

"While Brown will no longer be operated as a holding company with diverse businesses, we are committed to growing our business in both the retailing and wholesaling of footwear"



During the Annual Meeting, Mr. Fromm unveiled the company's new logo, which features an abstract representation of both a "B" and a pair of shoes.  The brown-and-black design is simple and clean,

and suggests a footwear company "on the move."  Mr. Fromm added that the company's new identity will reflect that "Brown Shoe offers quality footwear that looks good and



                                                       . . . more



feels good, at reasonable prices, for the entire family.  We are unique in the footwear industry in providing footwear for all facets of life.  The strength of our brands and licenses, and our retail distribution position us as The Leader in Footwear."



In explaining the need for the name change, Mr. Fromm said, "We sell shoes.  To have our name reflect what we do eliminates any confusion as to what we're all about.  Presenting a unified

identity will create a strong and recognizable image for our company, develop brand awareness and promote a cohesive internal operation.  It is a visible step toward forming one, integrated,

increasingly efficient, brand-driven footwear operating company."



It will not be necessary for shareholders to exchange their

present stock certificates because of this name change.




Brown Shoe is a $1.6 billion footwear company with worldwide operations. The company operates the
Famous Footwear, Naturalizer and F. X. LaSalle chains of footwear retail stores and markets leading brands including Naturalizer, Life Stride, Naturalsport, Buster Brown, and licensed brands including Dr. Scholl's, Disney, Barbie and Star Wars character footwear.

The company's press releases are available by fax through PR
Newswire's Company News On-Call fax
service at 800-758-5804, extension 109435. Company information also is available via the Internet at http://www.brownshoe.com.

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